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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 8, 2002


                             SCHOOL SPECIALTY, INC.
             (Exact name of registrant as specified in its charter)



         Wisconsin                       000-24385               39-0971239
(State or other jurisdiction     (Commission file number)       (IRS Employer
      of incorporation)                                      Identification No.)


                               W6316 Design Drive
                           Greenville, Wisconsin 54942
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (920) 734-5712

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Item 5.  Other Events.

     On March 8, 2002, School Specialty, Inc. (the "Company") issued a press release reporting the unexpected death of its Chairman and Chief Executive Officer, Daniel P. Spalding. The March 8, 2002 Press Release is attached hereto as an exhibit and is incorporated herein by reference, except for references to the Company's website and the information contained therein.

Item 7.  Exhibits.

Exhibit No.     Description
-----------     -----------
   99.1         Press Release dated March 8, 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    SCHOOL SPECIALTY, INC.


Date:  March 8, 2002                                /s/ Mary M. Kabacinski
                                             -----------------------------------
                                                    Mary M. Kabacinski
                                                    Executive Vice President and
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
   99.1         Press Release dated March 8, 2002.




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